MERRILL LYNCH
MULTI-STATE
LIMITED MATURITY
MUNICIPAL
SERIES TRUST





FUND LOGO





Quarterly Report

October 31, 1998



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Trust unless accompanied or preceded by the Trust's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Multi-State
Limited Maturity
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




Merrill Lynch Multi-State Limited Maturity Municipal Series Trust

Officers and
Trustees

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Edward J. Andrews, Vice President
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Alice A. Pellegrino, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10005

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, October 31, 1998

TO OUR SHAREHOLDERS

During the six months ended October 31, 1998, long-term bond yields declined significantly. The near absence of any inflationary pressures in the United States continued to support historic low interest rates. Additionally, foreign economic factors have continued to outweigh US domestic fundamentals, as they have for much of 1998. The economic crisis that began in Asia over a year ago has spread both to Russia and South America. However, economic factors in these countries have begun to negatively impact US growth. For example, employment in the US manufacturing sector declined in recent months as a result of reduced demand for export goods. Concern that the modest decline in US economic growth seen thus far would spread and intensify led the Federal Reserve Board to lower short-term interest rates in late September, in mid-October and in mid-November. These actions were taken to offset the drag of foreign economies on future US growth.

US Treasury bond yields continued to benefit from a strong "flight to quality" as foreign investors were drawn to the relative safe haven of US Government securities. Additionally, the sharp equity market correction, which began at the end of August, triggered a further flight into US Treasury securities. Long-term US Treasury bond yields fell over 90 basis points (0.90%) to approximately 5% by the end of September. This is the lowest level since the US Treasury re-introduced 30-year maturity bond auctions in 1977.

By early October, worldwide investor confidence began to rise, reducing the demand for the safety and liquidity of US Treasury securities. Investor confidence was restored by the belief that major world governments, as well as the International Monetary Fund, would take the necessary action to support weak domestic economies in Asia and Latin America. Additionally, rapid recovery in US and world equity markets caused some investors to reallocate funds from US debt instruments back to various world equity markets. US Treasury security yields rose for the remainder of the month to end October at 5.15%. During the six-month period ended October 31, 1998, long-term Treasury security yields declined approximately 80 basis points.

During the past 12 months, the tax-exempt bond market has contended with significant new-issue supply pressures. Over the past year, more than $277 billion in new long-term tax-exempt bonds were underwritten, an increase of almost 30% compared to the same period a year ago. During the most recent six-month period, approximately $140 billion in new long-term municipal bonds were underwritten, representing an increase of more than 15% over the same six-month period last year. This increased supply, coupled with the high returns the US equity market generated for much of 1998, was one of the major reasons municipal bond yields declined less than their taxable counterparts during the period.

The continued increase in new bond issuance has required ever-lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond financings. Consequently, the pace of new bond issuance has slowed in recent months. In fact, the trend may be reversing. During the three months ended October 31, 1998, just over $60 billion in new long-term municipal bonds were underwritten, a decline of 4% compared to the same quarter a year ago. During the month of October, there were less than $20 billion in new municipal bond securities issued, a decline of over 10% compared to October 1997. We will monitor this trend closely in the coming months to determine if the supply pressures exerted thus far in 1998 are abating and fostering a more balanced supply/demand environment.

Throughout the six-month period ended October 31, 1998, municipal bond yields followed a pattern that was similar to US Treasury securities, although the yield declines were more muted. As measured by the unmanaged Bond Buyer Revenue Bond Index, long-term, uninsured tax-exempt revenue bond yields declined over 40 basis points to 5.09% by the end of September, their lowest level since the early 1970s. Municipal bond yields rose during October to end the period at 5.24%. Over the past six months, long-term tax-exempt bond yields declined almost 30 basis points.

Although municipal bond yields declined during the six-month period, recent supply pressures and the absence of the safe haven status enjoyed by US securities caused municipal bond yields to rise relative to US Treasury bond yields. At October 31, 1998, long-term tax-exempt bond yield spreads were attractive relative to US Treasury securities of comparable maturities (over 100%), well in excess of their historic range of 85% - 88%. Tax-exempt bond yield ratios have rarely exceeded 90% in the 1980s and 1990s. Historically, yield spreads have been wider than these levels when there have been potential changes in Federal tax codes that would have adversely affected the tax-favored status of municipal bonds.

Currently, municipal bond investors find themselves in a unique investment environment. Previous opportunities to purchase tax-exempt bonds with yields exceeding that of comparable US Treasury issues have been limited to relatively brief episodes and then further limited to a few municipal credits undergoing specific financial pressures. At present, almost the entire municipal bond universe, across nearly all maturity and credit sectors, can be purchased at yields greater than their taxable counterparts. However, the current opportunity may quickly disappear should tax-exempt bond supply pressures diminish or the safe-haven status of US Treasury securities become less desirable. Under these conditions, municipal bond ratios should quickly revert to more normal historic percentages, certainly well below their presently attractive levels.

Portfolio Strategy
Merrill Lynch California Limited
Maturity Municipal Bond Fund
During the quarter ended October 31, 1998, Standard & Poor's Rating Service affirmed its A+ rating on the state of California's $18.5 billion of outstanding general obligation bonds. The rating reflects the strength of the state's economy, which continues to show broad improvement and diversification, an achievement that has carried the state's employment levels to above pre-recessionary levels. In addition to the favorable economic conditions, the state's improving financial position is also the result of more conservative budgeting practices, both of which have allowed mostly positive operating results since 1995. This has gradually moved the state's budgetary basis unreserved general fund balance to a positive accumulated surplus of $521 million at fiscal year-end 1998 compared to a $2.6 billion deficit at fiscal year-end 1995. Original estimates of a small deficit in fiscal year 1998 turned into an operating surplus of $2.2 billion because of strong tax revenue growth. The fiscal 1999 budget projects a slight operating deficit of approximately $277 million, which will bring the unreserved fund balance to $495 million, 0.9% of expenditures. The 1999 budget reflects conservative economic and expenditure assumptions and includes tax cuts and increased spending. However, the state's unemployment rate remains above that of the nation, and concern remains about how the state will fare in a slowing economic environment. The continuing Asian economic and financial crisis will be felt more emphatically in the months ahead as the state's export business feels the brunt of the downturn.

At October 31, 1998, the net assets of Merrill Lynch California Limited Maturity Municipal Bond Fund stood at approximately $10.7 million, an increase of approximately 18% from the July quarter. During the October quarter, we adopted an aggressive investment strategy under the expectation that inflation would remain subdued and economic growth would slow because of external pressure from Asia and Latin America. This position enhanced the Fund's performance as the Federal Reserve Board lowered the Federal Funds rate three times in recent months from 5.50% to 4.75% because of concern for a slowing manufacturing sector, decreasing exports and the threat of imported deflation. Looking ahead, we will continue to maintain our aggressive duration position since we expect the Federal Reserve Board to maintain an easing bias as the US economy continues to moderate and as world financial markets remain tumultuous.



Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, October 31, 1998



Merrill Lynch Florida Limited
Maturity Municipal Bond Fund
During the quarter ended October 31, 1998, Standard & Poor's Ratings Service affirmed its AA+ rating on the state's outstanding general obligation bonds. This confirmation reflects Florida's healthy financial position, continued sound financial management and the steady funding of the state's budget stabilization fund. The state ended fiscal year 1998 with a combined reserve of more than $1.4 billion, representing 8.2% of general revenue fund expenditures. This is the highest reserve level the state has maintained in more than a decade.

Florida's 1999 budget includes reasonable revenue estimates, and spending growth is expected to be 4.7% over 1998 appropriations. The state must continue to maintain strong budget control since it is faced with increased debt issuance in upcoming years in order to maintain and expand a very rapidly growing educational system. The state relies on sales tax for 71% of its general funds operations. Florida's general and working capital funds are estimated to have a combined balance of $756 million, lower than the opening balance of $882 million. State tax support debt has remained moderate over a long period and is equal to $851 per capita and 3.3% of personal income. The state's diversified service-based economy continues to experience strong growth relative to the region and the nation.

At October 31, 1998, the net assets of Merrill Lynch Florida Limited Maturity Municipal Bond Fund stood at approximately $19.4 million, an increase of approximately 3.7% from the July quarter. During the October quarter, we adopted an aggressive investment position under the expectation that inflation would remain subdued and economic growth would slow because of external pressure from Asia and Latin America. This position enhanced the Fund's performance as the Federal Reserve Board lowered the Federal Funds rate three times in recent months from 5.50% to 4.75% because of concern for a slowing manufacturing sector, decreasing exports and the threat of imported deflation. Looking ahead, we will continue to maintain our aggressive duration position since we expect the Federal Reserve Board to maintain an easing bias as the US economy continues to moderate and as world financial markets remain tumultuous.


In Conclusion
We thank you for your support of Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Edward J. Andrews)
Edward J. Andrews
Vice President and Portfolio Manager



December 9, 1998




Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, October 31, 1998




PERFORMANCE DATA

About Fund
Performance

Investors are able to purchase shares of the Trust through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 1% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 1% if redeemed during the first year, decreasing 1% the next year to 0%. In addition, Class B Shares are subject to a distribution fee of 0.20% and an account maintenance fee of 0.15%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.20% and an account maintenance fee of 0.15%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent
Performance
Results*
                                                                                  Since      Standardized
                                                         12 Month    3 Month    Inception    30-day Yield
                                                          Total       Total       Total         As of
                                                          Return      Return      Return       10/31/98
California Limited Maturity Fund Class A Shares            +4.82%      +2.11%     +24.06%       2.14%
California Limited Maturity Fund Class B Shares            +4.44       +2.12      +21.91        1.81
California Limited Maturity Fund Class C Shares            +4.64       +2.17      +21.84        2.00
California Limited Maturity Fund Class D Shares            +4.81       +2.18      +22.57        2.04
Florida Limited Maturity Fund Class A Shares               +4.66       +1.98      +22.80        2.59
Florida Limited Maturity Fund Class B Shares               +4.29       +1.89      +20.67        2.26
Florida Limited Maturity Fund Class C Shares               +4.04       +1.85      +18.77        2.07
Florida Limited Maturity Fund Class D Shares               +4.55       +1.95      +21.19        2.49


*Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The inception periods for each of the Funds within Merrill Lynch Multi-State Limited Maturity Municipal Series Trust are Class A & Class B Shares, from 11/26/93 to 10/31/98 and Class C & Class D Shares, from 10/21/94 to 10/31/98.



Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, October 31, 1998



PERFORMANCE DATA (concluded)

Average Annual
Total Returns

California Limited Maturity

                                       % Return Without     % Return With
Class A Shares*                          Sales Charge       Sales Charge**

Year Ended 9/30/98                          +4.88%             +3.83%
Inception (11/26/93) through 9/30/98        +4.55              +4.34

[FN]
 *Maximum sales charge is 1%.
**Assuming maximum sales charge.



                                          % Return            % Return
Class B Shares*                          Without CDSC        With CDSC**

Year Ended 9/30/98                          +4.40%             +3.40%
Inception (11/26/93) through 9/30/98        +4.16              +4.16

[FN]
 *Maximum contingent deferred sales charge is 1% and reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                          % Return            % Return
Class C Shares*                          Without CDSC        With CDSC**

Year Ended 9/30/98                          +4.60%             +3.60%
Inception (10/21/94) through 9/30/98        +5.12              +5.12

[FN]
 *Maximum contingent deferred sales charge is 1% and reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                       % Return Without    % Return With
Class D Shares*                          Sales Charge       Sales Charge**

Year Ended 9/30/98                          +4.77%             +3.73%
Inception (10/21/94) through 9/30/98        +5.28              +5.01

[FN]
 *Maximum sales charge is 1%.
**Assuming maximum sales charge.




Florida Limited Maturity
                                       % Return Without     % Return With
Class A Shares*                          Sales Charge        Sales Charge**

Year Ended 9/30/98                          +4.71%             +3.66%
Inception (11/26/93) through 9/30/98        +4.29              +4.07

[FN]
 *Maximum sales charge is 1%.
**Assuming maximum sales charge.


                                          % Return            % Return
Class B Shares*                          Without CDSC         With CDSC**

Year Ended 9/30/98                          +4.34%             +3.34%
Inception (11/26/93) through 9/30/98        +3.92              +3.92

[FN]
 *Maximum contingent deferred sales charge is 1% and reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                          % Return            % Return
Class C Shares*                         Without CDSC         With CDSC**

Year Ended 9/30/98                          +4.13%             +3.13%
Inception (10/21/94) through 9/30/98        +4.42              +4.42

[FN]
 *Maximum contingent deferred sales charge is 1% and reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                       % Return Without     % Return With
Class D Shares*                          Sales Charge        Sales Charge**

Year Ended 9/30/98                          +4.61%             +3.56%
Inception (10/21/94) through 9/30/98        +4.92              +4.65

[FN]
 *Maximum sales charge is 1%.
**Assuming maximum sales charge.


PORTFOLIO COMPOSITION

For the Quarter Ended October 31, 1998

California
Limited Maturity
Municipal
Bond Fund

Distribution by Market Sector*

General Obligations & Tax Revenue Bonds      20.9%
Prerefunded Bonds**                          13.9
Other Revenue Bonds                          65.2
                                            ------
Total                                       100.0%
                                            ======

Net assets as of October 31, 1998 were $10,740,002.



Quality Ratings*
(Based on Nationally Recognized Rating Services)

AAA/Aaa                                        56%
AA/Aa                                          35%
A/A                                             3%
Other++                                         6%


[FN]
 *Based on total market value of the portfolio as of October 31,
  1998.
**Backed by a fund holding US Treasury or other high-quality securities.
++Temporary investments in short-term municipal securities.




Florida
Limited Maturity
Municipal
Bond Fund


Distribution by Market Sector*

Prerefunded Bonds**                          22.2%
General Obligations & Tax Revenue Bonds      18.2
Utility Revenue Bonds                        10.8
Other Revenue Bonds                          48.8
                                            ------
Total                                       100.0%
                                            ======

Net assets as of October 31, 1998 were $19,407,269.


Quality Ratings*
(Based on Nationally Recognized Rating Services)

AAA/AAA                                        70%
AA/AA                                          24%
A/A                                             6%

[FN]
 *Based on total market value of the portfolio as of October 31,
  1998.
**Backed by a fund holding US Treasury or other high-quality securities.